ARG

THIS CERTIFICATE MAY BE PRESENTED
FOR TRANSFER IN JERSEY CITY, N.J.
OR NEW YORK, N.Y.

ADVANTICA RESTAURANT GROUP, INC.

COMMON STOCK
SEE REVERSE FOR CERTAIN DEFINITIONS
CUSIP 007588 10 9

INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

This Certifies That
is the owner of

FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK OF

ADVANTICA RESTAURANT GROUP, INC. (hereinafter called the corporation), transferable upon the books of the corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.
Witness the seal of the corporation and the signatures of its duly authorized officers.
Dated

COUNTERSIGNED AND REGISTERED:
CONTINENTAL STOCK TRANSFER & TRUST COMPANY
(JERSEY CITY, N.J.)
TRANSFER AGENT
AND REGISTRAR
BY:
AUTHORIZED OFFICER

CHAIRMAN OF THE BOARD AND CHIEF EXECUTIVE OFFICER
SECRETARY

                                      -1-

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THE CORPORATION WILL FURNISH WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO REQUESTS
THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM --
TEN ENT --
JT TEN --

as tenants in common
as tenants by the entireties
as joint tenants with right
of survivorship and not as tenants
in common

UNIF GIFT MIN ACT--              Custodian
                                  (Cust)                       (Minor)
                       under Uniform Gifts to Minors
                       Act
                                  (State)

Additional abbreviations may also be used though not in the above list.

For value received,               hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE



(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)


shares

of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

Attorney


to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.
  Dated


Notice:
The signature to this assignment must correspond with the name as written upon the face of the certificate in every particular, without alteration or enlargement or any change whatever.


SIGNATURE(S) GUARANTEED:

THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.